UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Report to Shareholders

Institutional Large-Cap Core Growth Fund	December 31, 2011

Highlights

  Large-cap growth stocks declined in the second half of the year but posted modest gains for the 12 months ended December 31, 2011.

  Your fund’s performance slightly trailed the S&P 500 Index and the Russell 1000 Growth Index but significantly outperformed the Lipper peer group for the year.

  The portfolio’s information technology holdings were the best contributors over the 6- and 12-month periods, while our holdings in the energy and financials sectors were significant detractors.

  We believe that high-quality, consistent-growth companies are especially attractive and could perform well even if the economy experiences only a modest recovery.

The views and opinions in this report were current as of December 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Large-Cap Core Growth Fund

Dear Investor

Global stock markets declined in the second half of 2011, capping a year of volatile and inconsistent performance. U.S. equities generally outperformed international markets and posted gains for the full year. The primary challenges facing investors continue to be slow job growth and large structural deficits in many developed economies. Sovereign debt issues in Europe, the resultant slowdown in many European economies, and evidence that China’s economy may be slowing represent additional risks. Investors were also disappointed that a bipartisan solution to the U.S. structural deficit has not emerged.

However, some progress was made late in the year on the European debt crisis, and, perhaps more importantly, it appears that we are seeing signs of stronger U.S. economic growth. While the presidential election and other uncertainties will probably prolong market volatility, we maintain our view that stocks could perform reasonably well. If progress is made on the budget deficit and other policy issues, the combination of reasonable valuations and improving profit growth could drive solid gains in select stocks.

The Institutional Large-Cap Core Growth Fund modestly lagged the S&P 500 Index and the Russell 1000 Growth Index for the past 6- and 12-month periods. However, the fund significantly outperformed its Lipper peer group index of similarly managed funds in both periods.

Market Environment

It bears repeating that budget deficits at all levels of government in the U.S., particularly at the federal level, have justifiably concerned investors. If interest rates were to increase significantly, debt payments would become quite burdensome and could damage U.S. creditworthiness and economic growth. Unfortunately, with the passage of time, the probability of entering a period of rising rates increases. While significant tax increases appear to be ill advised at this time, the combination of larger spending cuts with tax simplification—including eliminating some tax loopholes, which would generate increased tax revenues—could be positive for investor confidence and, ultimately, economic growth. Regardless of actions on tax policy, major spending reductions will be required, and progress in this area has not been reassuring to date.

The budget crisis in several European economies has caused a significant devaluation in the euro and raised questions about the effective servicing of sovereign debt by several European countries. Certain European economies (particularly Germany) are fiscally sound, and austerity measures in several other economies and enhanced lending facilities stand a reasonable chance of fostering greater stability in Europe and the euro over time. Nevertheless, successful implementation of these remedies is far from assured and will probably restrain growth for some time.

There are other factors dampening global economic growth. China’s economy may slow more than anticipated, particularly if efforts to control inflation continue to cause property markets to weaken. Unrest in several Middle Eastern countries and Iran’s military operations in the Strait of Hormuz are contributing to higher oil prices and economic instability. While deficit reduction and other policy measures are needed to help stabilize the dollar and reduce the risk of inflation, there is no assurance that they will bolster job growth in the near term.

While recognizing the many challenges facing investors, there are several powerful positives and solid potential rewards in many stocks. Policy actions already taken (for example, the payroll tax cut extension) and other proposals could promote growth and lead to improvement in the deficit. Solid revenue growth, improved efficiency and margins, and ultimately robust corporate earnings are occurring despite high levels of unemployment and subdued capital spending. As overall demand improves, corporate earnings could be vibrant. Many companies have free cash flow yields approaching 10%, which is attractive relative to 10-year Treasury notes, which yield approximately 2%. While some stocks have appreciated, others remain reasonably valued and reflect the solid opportunity we believe exists in this market.

Portfolio Review

Despite lackluster market performance, many of our holdings in the information technology, consumer discretionary, and industrials and business services sectors performed well as investors slowly grew more confident that the global economy was improving. However, the overall performance of these sectors suffered when European sovereign debt concerns and the slowing of China’s economy became more visible. We think this pattern of inconsistent stock price behavior could continue for some time until these concerns are resolved to a greater degree. However, in general, we were pleased with the earnings results for many of our substantial contributors given the challenges posed by the economic environment.

In technology, Apple was our largest contributor over the past six months. The tragic death of Steve Jobs must be acknowledged as a significant loss for the company and for the world as well. Concerns regarding iPad sales also caused the stock to stumble a few times. However, in our view, the company continues to execute its strategy well, and the new iPhone 4S is selling at a fast pace. Apple’s IOS5 operating system and Siri artificial intelligence software provide significant improvements in accessing shared computing resources—i.e., the cloud—and overall functionality. Google was our second-largest contributor over the past six months. In our last report, we outlined some concerns weighing on the company’s stock, including the transition to a new CEO and fears regarding undisciplined spending. Its purchase of Motorola Mobility—primarily to get valuable patents supporting Google’s Android franchise—continues to concern investors and weighed on its shares. However, we believe that Larry Page has improved the company’s focus and efficiency and is doing an outstanding job as CEO. We are particularly impressed with the company’s Google+ initiative in social networking, as well as its continued efforts in mobile, video, and display and in its Chrome search engine and software products. MasterCard and Visa were also significant performance contributors. After stock weakness following passage of the Durbin legislation to regulate the level of debit card transaction fees, the pair rallied sharply. Both credit card companies are generating consistent earnings and free cash flow growth driven by their strong global franchises. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In consumer discretionary, our large position in Starbucks performed well as strong same-store sales and efficiency improvements drove solid profit growth. The company appears to be successfully expanding a number of new product lines sold in grocery stores, such as K-cups (single-serve roasted coffee used in specialized home brewers). McDonald’s also generated strong earnings growth and stock performance driven by improving same-store sales. Its consistent stock performance and impressive fundamental underpinnings differentiated the company from other major consumer discretionary and staples companies. Chipotle Mexican Grill was another solid contributor as its same-store sales and new store openings continued at a robust pace. O’Reilly Automotive, an auto parts retailer, has been one of the steadiest performers in the portfolio for the past several years. Its sales topped expectations in the last year, which contributed to strong share price gains. Longtime holding Nike methodically used its dominant position in rapidly growing Asian markets and various product areas to drive accelerating growth and strong stock performance. Ralph Lauren produced solid gains despite some concern that the company may not be able to sustain the growth rate it has posted in the past few years. The company has many desirable brands and solid positioning in growing global markets. Discovery Communications also produced strong results despite a relatively slow start for the new Oprah Winfrey Network. Its other cable networks, such as the Discovery Channel, the Military Channel, and Animal Planet, continue to perform well.

Within the industrials and business services area, our significant holdings in Fastenal and W.W. Grainger generated substantial gains. Both are leading industrial parts distributors. While their strategies differ slightly, they each have quality management teams and a long record of superior profitability. Our large position in longtime holding Union Pacific was a major contributor. We increased our railroad industry exposure with the purchase of new portfolio holding Kansas City Southern. It has a growing presence in serving Mexican markets and ports, and demand for the firm’s services is quite brisk. Our holdings in aerospace produced solid results. Precision Castparts, a leading manufacturer of forged and cast components used in aerospace and other applications, performed well. Its seamless extruded pipe is a major product line that should continue to generate strong profit growth. We also became more comfortable with the fundamentals at Boeing over the past year, and our large additions produced strong gains.

We had several notable contributors in other sectors. American Tower, the largest owner of mobile phone towers worldwide, converted to a real estate investment trust and generated solid gains. In health care, biotech leaders Celgene, which develops and manufactures drugs to treat various types of cancer, including multiple myeloma, and Alexion Pharmaceuticals, which produces drugs for the treatment of various kidney ailments, were standout contributors in the past six months. Similarly, Biogen Idec performed well. It has leadership positions in several areas, including multiple sclerosis (MS). Its new oral agent BG-12 should be a major improvement in the treatment of MS. Alexion and Biogen were portfolio additions in the first half of 2011, while we have owned Celgene for many years. Allergan, a leading maker of ophthalmology products and aesthetics solutions (such as Botox) boosted performance. The use of Botox in more clinical applications, such as treatment of migraine headaches, is starting to generate significant sales.

The second half of 2011 was volatile, and we had several significant detractors, including Amazon.com. The online retailer had been a significant portfolio contributor for several years. In our view, Amazon continues to execute its strategy well, despite investor concerns about the Kindle Fire not being competitive with the more costly Apple iPad. We think the product, the level of innovation, and the customer service at Amazon are outstanding. However, the company’s aggressive investments, resultant margin pressures, and the earlier runup in the stock price led us to sell a portion of our position. At this point, we feel as though many of the concerns are reflected in the current stock price. This high-quality company continues to generate outstanding revenue growth (and strong customer retention), which should lead to improving profits. We continue to be circumspect regarding the appropriate position size but believe the company and its stock can perform well over time.

Franklin Resources was our second-largest detractor in the last six months. It suffered as investors fretted that its outstanding positioning and performance in the global fixed income investments area would not continue. In fact, the unsettled conditions in many foreign bond markets related to the European sovereign debt crisis did result in significant losses in some of Franklin’s bond funds. It is also true that at some point interest rates will rise, and bonds will not be the highly favored asset class they have been for over a decade. However, Franklin stock has a modest valuation, in our view. The company also has well-managed and growing products outside the fixed income area. While we have moderated our position somewhat, we think the company remains an appropriate and attractive investment.

Several energy holdings suffered as the fear of a double-dip recession and concerns regarding growth in China came to the forefront. Schlumberger, a leading oil services company and longtime holding, has been volatile. However, we recently met with the company’s new CEO, and we were reassured about the company’s prospects and his capabilities. Peabody Energy corrected sharply in the past six months. It generates an important portion of its income from metallurgical coal produced in Australia for steel production in China and other Asian markets. We were concerned about the possibility of a sharp slowing in these activities and sold a large portion of our holdings above the stock’s current price. However, this high-quality company also has profitable thermal coal operations that serve electricity-generating plants and provide steady demand. We think the company’s stock is attractively valued at current prices.

Baidu has been a volatile stock as the Chinese market corrected severely in 2011. Baidu is China’s dominant Internet search provider—with market share exceeding 80%—and has a growing presence in advertising services, e-commerce, and other related areas. Even though Baidu outperformed most other Chinese Internet companies in the sell-off, its stock is now at a value that our analyst believes is compelling. We recently met with the company’s management, and we came away believing Baidu can continue to generate strong revenue and profit growth, which should drive solid stock performance over time.

Strategy

Our largest purchases in the past six months were additions to existing positions in Priceline.com, Monsanto, Boeing, Biogen, Ralph Lauren, Express Scripts, Broadcom, Las Vegas Sands, and Cameron International. While we tend to focus on long-term performance, we certainly appreciate when our decisions lead to more immediate gains. Purchases of Monsanto, Boeing, and Biogen have appreciated in recent months, supported by solid fundamentals. Yum! Brands was the only new position among our top 10 purchases, and it has appreciated nicely since its inclusion in the portfolio. The company operates several major restaurant chains, including Pizza Hut, Taco Bell, and KFC, and has a large and growing presence in China and other international markets. We like the cash-and-carry aspect of restaurants and related concepts, and your fund has generated solid gains from these types of companies, including McDonald’s and Starbucks. We think Yum! is well managed and will garner a premium valuation as investors begin to better appreciate its growing overseas presence.

Our largest sales included the elimination of Corning. The company missed revenue and profit expectations several times as demand and pricing for liquid crystal display glass panels used in televisions and other applications deteriorated. While Corning is well run and management took actions that were shareholder oriented, including significant share repurchases, the specialty glass business has suffered pricing, revenue, and profit shortfalls that we fear could persist. While we made significant sales in several other stocks, two of our major sales were driven by disappointing operating fundamentals. Potash Corporation of Saskatchewan experienced a fall-off in demand for its key fertilizer product, which resulted in downward revisions to earnings estimates. Emerson Electric struggled to resolve issues in its network power division, and we elected to reallocate some of the position to other industrial companies that, in our view, are more attractive.

Outlook

Lackluster economic growth and job creation in the U.S. and several major developed countries remain key challenges. The U.S. and other developed economies also face significant deficits that could imperil prospects for growth or even stability, particularly if interest rates rise significantly. In our last report, we noted that if policymakers deal with the situation in a decisive way, it could represent an important and timely trigger for sustained growth. Unfortunately, bipartisan solutions to reduce spending and address the large U.S. deficit have not been enacted. European authorities could be gaining traction in solving the sovereign debt problems that have plagued Greece and several other countries. China, India, and Brazil may be entering a period where early actions to combat inflation could yield good results. However, we acknowledge that these policymaking situations are complex, risky, and unlikely to develop in an optimal manner.

Other complicating factors may weigh on markets for some time. Unrest in the Middle East and the impact it could have on oil prices and general stability must be carefully monitored. Major spending cuts and other policy actions could dampen rather than enhance growth in the short run. Confidence among business managers and investors has improved (as has job growth) but may build slowly. Employment statistics underestimate the number of unemployed because many discouraged jobseekers have given up looking for work. Additionally, dollar instability and potentially sharp increases in inflation and interest rates constitute significant threats. For these reasons and others, we regard the current environment as having more complexity and risk than is typical.

On balance, we remain positive on the prospects for stocks over the long term. While the challenges we have enumerated will certainly require time to resolve and test the patience of policymakers and investors, corporate earnings at select companies could continue to impress, interest rates and inflation should remain at acceptable levels, and the valuations of many high-quality companies are quite reasonable.

Despite the uncertainty surrounding how effective fiscal and monetary actions will be in healing the economy, there are several things working in our favor:

1. Stocks historically have performed quite well following a lackluster 10-year period of performance. Essentially, we have experienced two major bear markets in the past 10 years.

2. The valuations of stocks are attractive, especially in relation to the very low level of interest rates. The spread between the earnings yield on stocks and the 10-year Treasury rate is very attractive in any historical context. The free cash flow yield of many companies exceeds 10% and implies attractive valuation, especially in the context of 10-year Treasury note yields of approximately 2%.

3. We believe that the high-quality, consistent-growth companies we seek to purchase are especially attractive and could conceivably perform well, even if the economy only experiences a modest recovery. Stringent expense management could also support rapid earnings growth if revenues begin to accelerate.

4. Many large-cap growth companies have solid balance sheets with record amounts of cash and strong capitalization. This should allow them to manage through challenges and opportunistically invest in new products or businesses as change creates dislocation.

5. Many of our holdings generate significant free cash flow. Shareholder-oriented management can use this cash to pay dividends, repurchase shares, or make value-added acquisitions.

We continue to strive to enhance returns in a difficult environment by investing in quality companies with durable, sustainable earnings and cash flow growth. We appreciate your continued confidence in this endeavor.

Respectfully submitted,

Larry J. Puglia
Chairman of the Investment Advisory Committee

Thomas J. Huber
Investment Advisory Committee Member

January 13, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Stock Investing

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Growth stocks can be volatile because these companies usually invest a high portion of earnings in their businesses, and earnings disappointments often lead to sharply falling prices. The value approach carries the risk that a security’s intrinsic value may not be recognized for a long time or that the stock may actually be appropriately priced.

Glossary

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price to its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported or projected earnings per share. This ratio is a measure of how much investors are willing to pay for the company’s earnings.

Russell 1000 Growth Index: An index that tracks the performance of large-cap stocks with higher price-to-book ratios and higher forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Large-Cap Core Growth Fund

Performance Comparison

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Large-Cap Core Growth Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Large-Cap Core Growth Fund
December 31, 2011

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2011. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/11	Value 12/31/10
T. Rowe Price Reserve Investment Fund, 0.08%	¤	¤	$ 3^	$ 2,834	$ 2,122
Totals			$ 3	$ 2,834	$ 2,122

¤ Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral invested in the T. Rowe Price Reserve Investment Fund, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$2,834
Dividend income	3
Interest income	–
Investment income	$ 3
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Large-Cap Core Growth Fund
December 31, 2011
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $232,578)	$	286,649
Receivable for shares sold		29,884
Dividends and interest receivable		188
Cash		19
Other assets		30
Total assets		316,770
Liabilities		
Payable for investment securities purchased		25,329
Investment management fees payable		123
Obligation to return securities lending collateral		14
Due to affiliates		8
Payable for shares redeemed		3
Other liabilities		30
Total liabilities		25,507
NET ASSETS	**$**	**291,263**
Net Assets Consist of:		
Accumulated undistributed net realized loss	$	(49,346)
Net unrealized gain		54,071
Paid-in capital applicable to 21,024,116 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		286,538
NET ASSETS	**$**	**291,263**
NET ASSET VALUE PER SHARE	**$**	**13.85**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Large-Cap Core Growth Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Large-Cap Core Growth Fund
($000s)

Year Ended 12/31/11	12/31/10
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 611	$ 344
Net realized gain (loss)	(701)	506
Change in net unrealized gain	773	28,735
Increase in net assets from operations	683	29,585
Distributions to shareholders		
Net investment income	(750)	(445)
Capital share transactions*		
Shares sold	119,555	59,380
Distributions reinvested	681	396
Shares redeemed	(31,504)	(21,729)
Increase in net assets from capital share transactions	88,732	38,047
Net Assets		
Increase during period	88,665	67,187
Beginning of period	202,598	135,411
End of period	**$ 291,263**	**$ 202,598**
Undistributed net investment income	–	–
*Share information		
Shares sold	8,418	5,086
Distributions reinvested	51	29
Shares redeemed	(2,247)	(1,799)
Increase in shares outstanding	6,222	3,316

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Large-Cap Core Growth Fund
December 31, 2011

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Core Growth Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 30, 2003. The fund seeks to provide long-term capital growth through investments in the common stocks of large-cap growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $4,000 for the year ended December 31, 2011. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

In-Kind Subscriptions Under certain circumstances, and when considered to be in the best interest of the fund, the fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for the fund. During the year ended December 31, 2011, the fund accepted $71,247,000 of in-kind subscriptions, including $70,368,000 from other T. Rowe Price funds.

New Accounting Pronouncements In December 2011, the Financial Accounting Standards Board issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Values in the accompanying Portfolio of Investments are as of December 30, 2011, the last business day in the fund’s fiscal year ended December 31, 2011. Some foreign markets were open between December 30 and the close of the fund’s reporting period on December 31, but any differences in values and foreign exchange rates subsequent to December 30 through December 31 were immaterial to the fund’s financial statements.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at December 31, 2011, totaled $244,000 for the year ended December 31, 2011.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On December 31, 2011, the value of cash collateral investments was $14,000, and the value of loaned securities was $14,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $172,616,000 and $90,718,000, respectively, for the year ended December 31, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to an overdistribution of taxable income not deemed a return of capital for tax purposes. For the year ended December 31, 2011, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2011 and December 31, 2010, totaled $750,000 and $445,000 respectively, and were characterized as ordinary income for tax purposes. At December 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. All or a portion of the fund’s capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2011, the fund utilized $608,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of December 31, 2011, expire as follows: $15,766,000 in fiscal 2016, $28,272,000 in fiscal 2017, and $1,370,000 in fiscal 2018 and $1,206,000 have no expiration. Further, approximately $34,262,000 of the fund’s available capital loss carryforwards are subject to certain limitations on amount and/or timing of use related to an ownership change.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through April 30, 2013. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.65%. The fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2015. Pursuant to this agreement, management fees in the amount of $16,000 were waived during the year ended December 31, 2011. Including these amounts, management fees waived in the amount of $178,000 remain subject to repayment at December 31, 2011.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended December 31, 2011, expenses incurred pursuant to these service agreements were $92,000 for Price Associates and $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and
Shareholders of T. Rowe Price Institutional Large-Cap Core Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Large-Cap Core Growth Fund (one of the portfolios comprising T. Rowe Price Institutional Equity Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2012

Tax Information (Unaudited) for the Tax Year Ended 12/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $1,000 from short-term capital gains.

For taxable non-corporate shareholders, $612,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $612,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth) Year Elected*	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D. (1944) 2009	President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, Novartis, Inc. (2009 to present); Director, IBM (2007 to present); President and Trustee, Johns Hopkins University (1996 to 2009); Chairman of Executive Committee and Trustee, Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey (1940) 2005	Retired

Anthony W. Deering (1945) 2001	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004 to present); Director, Mercantile Bankshares (2002 to 2007); Director and Member of the Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr. (1943) 1996	Principal, EuroCapital Partners, LLC, an acquisition and management advisory firm (1995 to present)

Karen N. Horn (1943) 2003	Senior Managing Director, Brock Capital Group, an advisory and investment banking firm (2004 to present); Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008)

Theo C. Rodgers (1941) 2005	President, A&R Development Corporation (1977 to present)

John G. Schreiber (1946) 2001	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present); Director, General Growth Properties, Inc. (2010 to present)

Mark R. Tercek (1957) 2009	President and Chief Executive Officer, The Nature Conservancy (2008 to present); Managing Director, The Goldman Sachs Group, Inc. (1984 to 2008)

*Each independent director oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth)
Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard (1956) 2006 [130]	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief Executive Officer, and Director, T. Rowe Price International; Chief Executive Officer, Chairman of the Board, Director, and President, T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC (1955) 2006 [74]	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Institutional Equity Funds	Principal Occupation(s)

Brian W.H. Berghuis, CFA (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Mark S. Finn, CFA, CPA (1963) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966) Vice President	Vice President, T. Rowe Price and T. Rowe Price Trust Company

Gregory K. Hinkle, CPA (1958) Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly Partner, PricewaterhouseCoopers LLP (to 2007)

Ann M. Holcomb, CFA (1972) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John D. Linehan, CFA (1965) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953) Secretary	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Gregory A. McCrickard, CFA (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Joseph M. Milano, CFA (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David Oestreicher (1967) Vice President	Director and Vice President, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Larry J. Puglia, CFA, CPA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.; Assistant Treasurer and Vice President, T. Rowe Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

J. David Wagner, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John F. Wakeman (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970) Vice President	Vice President, T. Rowe Price

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,764,000 and $1,417,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 17, 2012